Exhibit 99.1

The Directors
Lanark Master Issuer plc
Suite 2
7th Floor
50 Broadway
London
SW1H 0BD
(the “Issuer”)

The Directors
Clydesdale Bank plc
30 St. Vincent Place
Glasgow
G1 2HL
(the “Seller”)

Citigroup Global Markets Limited
Citigroup Centre
Canada Square
Canary Wharf
London
E14 5LB
(“Citi” and the “Arranger”)

Merrill Lynch International
2 King Edward Street
London
EC1A 1HQ
(“MLI”)

Deutsche Bank AG, London Branch
Winchester House
1 Great Winchester Street
London
EC2N 2DB
(“DB”)

Barclays Bank PLC
One Churchill Place
London
E14 5HP
(“Barclays” and together with Citi, MLI and DB, the “Joint Lead Managers”)

and the other Managers (as defined in Appendix 1 of the Engagement Letter)

11 May 2023

Dear Sirs/Madams,

PROPOSED ISSUE BY LANARK MASTER ISSUER PLC OF SERIES 2023-1 NOTES (the “Issue”) UNDER THE £20 BILLION RESIDENTIAL MORTGAGE BACKED NOTE PROGRAMME (the “Programme”)

Report of Factual Findings

We have performed the following agreed upon procedures in accordance with our engagement letter dated 10 May 2023 (the “Engagement Letter”), a copy of which is attached as Appendix i. The agreed upon procedures were performed solely to assist you in evaluating the validity of certain characteristics of loans (the “Loan Pool”).

1.	Scope of our work and factual findings

Our engagement was undertaken in accordance with the Standards for Investment Reporting issued by the Financial Reporting Council of the United Kingdom.

The procedures performed were as defined in Appendix 3 of the Engagement Letter (the “Agreed upon Procedures”).

The Seller informed us that the Loan Pool contained a total of 35,341 account numbers (the “First Pool Run”).
A random sample of 457 loans was selected from the First Pool Run using the sampling approach below (the “Sample”).

The Seller then provided us with the data file ‘Lanark 2023-1 AUP Audit Sample - Deloitte.xlsx’ (the “Sample Pool”), which contained information for each loan in the Sample as at 28 January 2023, (the “Cut-off Date”).

We have carried out the Agreed upon Procedures on the Sample Pool during the period 2-5 May 2023.

The sampling approach

Sampling confidence is the probability that the actual errors, within a total population, are contained within the range of an estimate. Precision is the range of that estimate. The precision limit is the estimated maximum predicted number of errors within the total population. Sampling confidence and precision are stated in percentages.

Attribute sampling is a method of assessing the rate of occurrences of a specified attribute in a population and requires agreed upon procedures in relation to certain characteristics of a random sample of individual loans. In this case the Agreed upon Procedures related to the documentation and procedures that support the Sample Pool contained in the First Pool Run.

Our method of calculating attribute sample sizes is based on the binomial probability distribution.

Statistical tests can only provide estimates of the error.

The procedures we have undertaken, set out in paragraphs 2.1 to 2.13 under the Agreed upon Procedures sections below, have been limited to confirming that the selected attribute from the First Pool Run information relating to the Sample Pool agreed to the original loan documentation or copies thereof provided to us in the loan file. We are entitled to assume that the loan documentation is correct and we have not sought to independently verify this information. The loan documentation used in these Agreed upon Procedures was the application form, latest offer, KFI, Home Loan Details, Home Loan Additional Information Form, Certificate of Title/Report on Title (“COT”), Official Copy of Register Entries, valuation report (or a letter from the valuer), income documentation, Autoscore Decision Printout, Autoscore Archive Database, and the ALS loan administration system of the Seller (the “System”).

Objectives

The sample sizes chosen were designed with the objective of us being able to state that we are 99% confident that not more than 1% of the population of the First Pool Run contained an error in the relevant attribute. Where errors were found in the Sample Pool, we have re-calculated the percentage errors that there might be in the First Pool Run and noted the revised percentage below. It is for you to ensure you understand this basis of reporting and to determine whether the errors are acceptable to you and for the purpose of the Issue.

2.	Agreed upon Procedures

For each loan in the Sample Pool we carried out the following agreed upon procedures and have given a confidence and precision percentage for each procedure.

For the purposes of this report, the failure of a single attribute is termed an error.

2.1	Borrower Name

In cases where the surname of one borrower changed to the surname of a joint borrower, we were informed by the Issuer that such changes are as a result of changes in the marital status of the borrowers. For the avoidance of doubt, we did not check that any change in the surname of the borrower was due to a change in their marital status, as no evidence of changes to the marital status was available in the mortgage files.

2.1.1
For each loan in the Sample Pool, we confirmed whether the borrower name(s) shown on the System substantially agreed with that shown on the application form. Substantially agreed is defined as being able to identify the name where minor spelling errors or reversals of initials had occurred. We found that the borrower name(s) agreed to the application form, with no exception.

As a result of the procedure performed there is a 99% confidence that not more than 1% of the First Pool Run contained errors.

2.1.2
For each loan in the Sample Pool, we confirmed whether the borrower name(s) shown on the System substantially agreed with that shown on the latest offer, KFI or Home Loan Details. Substantially agreed is defined as being able to identify the name where minor spelling errors or reversals of initials had occurred. We found that the borrower name(s) agreed with the latest offer, KFI or Home Loan Details, with no exception.

As a result of the procedure performed there is a 99% confidence that not more than 1% of the First Pool Run contained errors.

2.1.3
For each loan in the Sample Pool, we confirmed whether the borrower name(s) shown on the System substantially agreed with that shown on the COT or Official Copy of Register Entries. Substantially agreed is defined as being able to identify the name where minor spelling errors or reversals of initials had occurred.  We found that the borrower name(s) agreed with the COT or Official Copy of Register Entries, with no exception.

As a result of the procedure performed there is a 99% confidence that not more than 1% of the First Pool Run contained errors.

2.2	Property address

We were instructed by the Issuer that this test should not include checking the postcode if other items in the address were sufficient to identify the property. Also, we were informed by the Issuer that instances where the original plot address and final full postal address differ are expected as a mortgage progresses from application to completion and thus these should not be considered to be errors if the address was not substantially changed. For the avoidance of doubt, if the postcode was missing, incomplete or incorrect, or if the original plot address and final full postal address did not substantially differ, they were not considered to be an error.

2.2.1
For each loan in the Sample Pool, we confirmed whether the property address shown on the System substantially agreed with that shown on the latest offer, KFI or Home Loan Details. Substantially agreed is defined as being able to identify the address where minor spelling errors have occurred or where the absence or the addition of a house name, an estate name or a geographic area identifier has occurred. We found that the property address agreed with the latest offer, KFI or Home Loan Details, with no exception.

As a result of the procedure performed there is a 99% confidence that not more than 1% of the First Pool Run contained errors.

2.2.2
For each loan in the Sample Pool, we confirmed whether the property address shown on the System substantially agreed with that shown on the latest valuation report. Substantially agreed is defined as being able to identify the address where minor spelling errors have occurred or where the absence or the addition of a house name, an estate name or a geographic area identifier has occurred. We found that the property address agreed with the latest valuation report, with no exception.

As a result of the procedure performed there is a 99% confidence that not more than 1% of the First Pool Run contained errors.

2.2.3
For each loan in the Sample Pool, we confirmed whether the property address shown on the System substantially agreed with that shown on the COT or Official Copy of Register Entries. Substantially agreed is defined as being able to identify the address where minor spelling errors have occurred or where the absence or the addition of a house name, an estate name or a geographic area identifier has occurred. We found that the property address agreed with the COT or Official Copy of Register Entries, with no exception.

As a result of the procedure performed there is a 99% confidence that not more than 1% of the First Pool Run contained errors.

2.3	Loan purpose

For each loan in the Sample Pool, we confirmed whether the loan purpose agreed with that shown on the application form, latest offer, KFI, Home Loan Details or the Home Loan Additional Information Form. We found that the loan purpose agreed with the application form, latest offer, KFI, Home Loan Details or the Home Loan Additional Information Form, with no exception.

As a result of the procedure performed there is a 99% confidence that not more than 1% of the First Pool Run contained errors.

2.4	Amount advanced

For each loan in the Sample Pool, we confirmed whether the amount advanced (plus fees if fees were added to the loan) agreed with that shown on the latest offer, KFI or Home Loan Details for each mortgage loan, to within £1,000 or three months’ payments as shown on the offer. We found that the amount advanced agreed with the latest offer, KFI or Home Loan Details, to within £1,000 or three months’ payments, except for 1 case.

Deloitte reference	Description of exception
104	Sample Pool = £149,063; loan documentation = £116,017

As a result of the procedure performed there is a 99% confidence that not more than 2% of the First Pool Run contained errors.

2.5	Current balance

For each loan in the Sample Pool, we confirmed whether the current balance agreed within a tolerance of £250 with that shown in the System as at the Cut-off Date. We found that the current balance agreed within a tolerance of £250 with the System as at the Cut-off Date, with no exception.

As a result of the procedure performed there is a 99% confidence that not more than 1% of the First Pool Run contained errors.

2.6	Term

For each loan in the Sample Pool, we confirmed whether the term agreed with that shown in the latest offer, KFI or Home Loan Details for each mortgage, to within 3 months. We found that the term agreed with the latest offer, KFI or Home Loan Details, to within 3 months, except for 2 cases.

Deloitte reference	Description of exception
17	Sample Pool = 203 months; loan documentation = 120 months
104	Sample Pool = 300 months; loan documentation = 240 months

As a result of the procedure performed there is a 99% confidence that not more than 2% of the First Pool Run contained errors.

2.7	Valuation amount

For each loan in the Sample Pool, we confirmed whether the valuation amount agreed with that shown in the original valuation report or a letter from the valuer confirming the valuation in the file(s) relating to each mortgage loan. We found that the valuation amount agreed with the valuation report or letter from the valuer, with no exception.

As a result of the procedure performed there is a 99% confidence that not more than 1% of the First Pool Run contained errors.

2.8	Valuation date

For each loan in the Sample Pool we confirmed whether the date of valuation agreed with the date shown on the original valuation report or a letter from the valuer confirming the valuation in the file(s) relating to each mortgage loan, to within 30 days. We found that the valuation date agreed with the valuation report or letter from the valuer, to within 30 days, except for 1 case.

Deloitte reference	Description of exception
375	Sample Pool = 10/05/2007; valuation report = no date shown

As a result of the procedure performed there is a 99% confidence that not more than 2% of the First Pool Run contained errors.

2.9	Credit search

2.9.1
For each loan in the Sample Pool, we confirmed whether a credit search had been completed in the name(s) of at least the main borrower(s) in the form of an Autoscore Decision Printout or on the Autoscore Archive Database. We found that a credit search had been completed in the name(s) of the borrower(s), with no exception.

As a result of the procedure performed there is a 99% confidence that not more than 1% of the First Pool Run contained errors.

2.9.2
For each loan in the Sample Pool, we confirmed whether an accept decision was recorded on the Autoscore Decision Printout or on the Autoscore Archive Database. We found that the accept decision was recorded on the Decision Printout or the Autoscore Archive Database, with no exception.

As a result of the procedure performed there is a 99% confidence that not more than 1% of the First Pool Run contained errors.

2.10	Income confirmation

For each loan in the Sample Pool, we confirmed whether there was evidence on the loan file that income confirmation had been obtained. Evidence is defined as a copy of a P60, employer’s reference, bank statements, payslips, accountant certificate, salary calculator or financial statements. We found that there was evidence of income confirmation on the loan file, except for 1 case.

Deloitte reference	Description of exception
382	Income confirmation not available

As a result of the procedure performed there is a 99% confidence that not more than 2% of the First Pool Run contained errors.

2.11	Document signatories

2.11.1	For each loan in the Sample Pool, we confirmed whether the application form had been signed in the designated signature space. We found the application form to be signed, with no exception.

As a result of the procedure performed there is a 99% confidence that not more than 1% of the First Pool Run contained errors.

2.11.2	For each loan in the Sample Pool, we confirmed whether the valuation report had been signed in the designated signature space. We found the valuation report to be signed, with no exception.

As a result of the procedure performed there is a 99% confidence that not more than 1% of the First Pool Run contained errors.

2.11.3
For each loan in the Sample Pool, we confirmed whether the COT had been signed in the designated signature space, or that an Official Copy of Register Entries was present in the loan file. We found the COT to be signed, or an Official Copy of Register Entries to be present, with no exception.

As a result of the procedure performed there is a 99% confidence that not more than 1% of the First Pool Run contained errors.

2.12	Product type

For each loan in the Sample Pool, we confirmed whether the product type agreed to that shown on the latest offer, KFI or Home Loan Details. We found that the product type agreed with the latest offer, KFI or Home Loan Details, with no exception.

As a result of the procedure performed there is a 99% confidence that not more than 1% of the First Pool Run contained errors.

2.13	Arrears balance

For each loan in the Sample Pool, we confirmed whether the arrears balance as at the Cut-off Date agreed, within a tolerance of £50, to the arrears balance in the System. We found that arrears balance as at the Cut-off Date agreed, to within a tolerance of £50, to the System, with no exception.

As a result of the procedure performed there is a 99% confidence that not more than 1% of the First Pool Run contained errors.

3.	Eligibility agreed upon procedures relating to the provisional loan pool

The Seller provided us with the data files ‘Lanark + Top Up BoE Jan 23 (inc. staff loans).xlsx’ and ‘Lanark 2023-1 - Indexed CLTV 2.xlsx’ (together, the “Eligibility Data Files”) containing data in respect of the provisional loan pool as at 31 January 2023 (the “Eligibility Cut-off Date”). For the avoidance of doubt, we have not independently verified the data in the Eligibility Data Files. We used the Eligibility Data Files to confirm whether certain eligibility criteria of the Lanark Master Issuer plc mortgage sale agreement (the “MSA”) dated 3 August 2007 and as amended and restated on 24 June 2011, 21 December 2011, 5 June 2013, 11 December 2014, 24 July 2015, 15 July 2016, 20 June 2017, 25 June 2018, 5 February 2019, 22 May 2019, 16 January 2020 and 20 April 2022 and the Lanark base prospectus dated 20 April 2022 had been met. Certain eligibility criteria included within the MSA cannot be validated against a data file and as such have not been tested.

The procedures performed were as follows:

•	All mortgage loans were originated after October 2002

•	No mortgage loan has a final maturity beyond 2069

•	No mortgage loan has a current principal balance outstanding of greater than £1,000,000, as at the Eligibility Cut-off Date

•	Each relevant borrower is an individual

•	Each relevant borrower was at least 18 years of age at the time of completion of the mortgage loan

•	Each property security is a residential home

•	Each property security is located in England, Wales or Scotland

•	All mortgage loans are denominated in sterling

•
Each mortgage loan is a fixed rate mortgage loan, a standard variable rate mortgage loan, a variable rate mortgage loan, a capped rate mortgage loan, a discount rate mortgage loan or a tracker rate mortgage loan

•	No mortgage loan is a buy-to-let loan

•	No relevant borrower is an employee of the Seller or Yorkshire Bank Home Loans Limited

•	The maximum indexed loan-to-value (“ILTV”) for each borrower as at the date of assignment does not exceed 100%.

We confirmed that each loan in the Eligibility Data Files agreed to the above, with no exception.

4.	Limitations

The scope of our work in preparing this report (“Report”) was limited solely to those procedures set out above. Accordingly, we do not express any opinion or overall conclusion on the procedures we have performed. You are responsible for determining whether the scope of our work specified is sufficient for your purposes or that our procedures cover the relevant requirements of Article 22 of Regulation 2017/2402 of the European Parliament and of the Council and we make no representation regarding the sufficiency of these procedures for your purposes. If we were to perform additional procedures, other matters might come to our attention that would be reported to you.

Our Report should not be taken to supplant any other enquiries and procedures that may be necessary to satisfy the requirements of the Recipient Parties.

The procedures we performed did not constitute a review or an audit of any kind and consequently we do not express any assurance on the characteristics of the Loan Pool. We did not subject the information contained in our Report or given to us by the Directors to checking or verification procedures except to the extent expressly stated above. This is normal practice when carrying out such limited scope procedures, but contrasts significantly with, for example, an audit. The procedures we performed were not designed to and are not likely to reveal fraud.

Had we performed additional procedures or had we performed an audit or review of the Loan Pool in accordance with International Standards on Auditing or International Standards on Review Engagements (or relevant national standards or practices), other matters might have come to our attention that would have been reported to you.

5.	Use of Report

This Report is provided to you solely for your private information under the terms of our Engagement Letter and solely for the purpose of performing certain agreed upon procedures on certain residential mortgages. This Report may not be recited or referred to in any other document, copied nor made available (in whole or in part) to any other party other than the Recipient Parties nor may the fact of the engagement and our name in connection with the engagement be disclosed, without our prior express written consent (which shall not be unreasonably withheld or delayed). Nothing in this letter shall prevent you from disclosing this Report to your legal advisers (but without creating any duty or liability to them on our part) or as may be required by any legal, professional or regulatory requirement. The Report may also be disclosed to any entity which is controlling, controlled by, or under common control with, a Client (an “Affiliate”) involved in advising or providing administrative support to you in connection with the Issue and their respective directors, officers, partners or employees (each an “Affiliate Party”) on a need-to-know basis, provided that you ensure that such parties to whom the Report is made available understand and accept that (a) the Report is confidential and must not be disclosed to any other party without our prior written consent (which will not be unreasonably withheld or delayed), except where required by law, court order or regulatory authority, (b) in respect of personal data, they are required to comply with the Data Protection Legislation or any other equivalent applicable law or regulation, (c) the Report is provided for their information (but without creating any duty or liability to them on our part) solely for the purpose of advising (i) you in connection with the Issue or (ii) Affiliate Parties that are part of the risk management department or the other control functions of the relevant Affiliate carrying out their respective functions and (d) if they place reliance on the Report they will do so at their own risk and have no recourse to the Deloitte Parties ((a) to (d) together the “Recipient Obligations”). Each Client party accepts responsibility for any non-compliance with the Recipient Obligations by any of its own Affiliate Parties.

We acknowledge that you have indicated that you may request that we give access to this Report to certain rating agencies and/or Prime Collateralised Securities (PCS) UK Limited (“PCS”) on a non-recourse basis. In preparing and signing this Report, we accept no duty, responsibility or liability to any other party (including any rating agency and/or PCS). Where we are willing to give the written consent referred to above, we will require as a condition of that consent (i) your written authorisation to release this Report and (ii) that the other person or entity agrees in writing in a form acceptable to us (a) to keep this Report, the fact of our engagement and our name in connection with the engagement confidential, except as otherwise agreed in writing between us; and (b) that this Report is provided to them solely for their information and was not prepared with their interests in mind and that accordingly we do not owe, accept or assume any duty of care, responsibility or liability to them in connection with this Report or the engagement.

This Report may not be used in connection with any obligations or responsibilities that you may have under any legislation, regulation and/or rule of law in the United States.

Other than those who have validly accepted the Engagement Letter, we will not accept any duty, responsibility or liability to any party to whom this Report is shown or into whose hands it may come.

Yours faithfully

Deloitte LLP

Encl.
Appendix i	Engagement Letter